Exhibit 10.3

LIMITED GUARANTY, PLEDGE OF SOLE MEMBERSHIP
INTERESTS AND SECURITY AGREEMENT

from

AMERICA FIRST MULTIFAMILY INVESTORS, L.P., as Assignor,

for the benefit of

U.S. BANK NATIONAL ASSOCIATION, as trustee

Dated as of September 24, 2020

Relating to:

$103,500,000

ATAX TEBS Holdings, LLC

Taxable Secured Notes
2020 Series A

LIMITED GUARANTY, PLEDGE
OF SOLE MEMBERSHIP INTERESTS AND SECURITY AGREEMENT

This LIMITED GUARANTY, PLEDGE OF SOLE MEMBERSHIP INTERESTS AND SECURITY AGREEMENT dated as of September 24, 2020 (as amended, modified or supplemented from time to time, this “Assignment”) made from AMERICA FIRST MULTIFAMILY INVESTORS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (together with its permitted successors and assigns, the “Assignor”), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and validly existing under the laws of the United States of America, in its capacity as Trustee under that certain Indenture (defined below), for the hereinafter defined Notes (together with any successor trustee under the Indenture described below and their respective successors and assigns, the “Trustee”),

W I T N E S S E T H:

WHEREAS, the Assignor is the sole member of ATAX TEBS Holdings, LLC, a limited liability company organized and existing under the laws of the State of Delaware (together with its permitted successors and assigns, the “Issuer”);

WHEREAS, the Issuer has entered into an Indenture of Trust dated as of September 24, 2020 (as the same may be amended, modified or supplemented from time to time, the “Indenture”), pursuant to which the Issuer has issued its Secured Taxable Notes 2020 Series A in the original principal amount of $103,500,000 (the “Notes”);

WHEREAS, to provide as source of payment for the Notes and as collateral for the Issuer’s obligations in respect of the Notes and under the Indenture and the other Note Documents (as defined in the Indenture), the Issuer has requested and the Assignor has agreed to guaranty the Issuer’s obligations in respect of the Notes and under the Note Documents and to pledge the collateral set forth herein to the Trustee for the benefit of the holders from time to time of the Notes; and

WHEREAS, the Assignor, as sole member of the Issuer, will realize economic and other benefits as a result of the purchase of the Notes by the holders thereof;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Trustee and the Assignor hereby agree as follows:

Section 1.Guaranty.

(a)The Assignor hereby absolutely, irrevocably and unconditionally guarantees and is surety to the Trustee for, the full and punctual payment and performance by the Issuer of the payment and other covenants and obligations of the Issuer with respect to the Notes and under the Note Documents (hereinafter collectively referred to as the “Guaranteed Obligations”).

(b)The guaranty of the Assignor under this Assignment is a guaranty of payment and performance and not merely of collection or enforceability and shall remain in full force and effect until all of the Guaranteed Obligations are indefeasibly paid and performed in full. The obligations and liabilities of the Assignor under this Assignment are the primary, direct and immediate obligations of the Assignor and shall in no way be affected, limited, impaired, modified or released by, subject to or conditioned upon, and may be enforced against the Assignor irrespective of (i) any attempt, pursuit, enforcement or exhaustion of any rights and remedies the Trustee may at any time have to collect, any or all of the Guaranteed Obligations (whether pursuant to any of Note Documents or otherwise) from the Issuer, from any other maker, endorser, surety or assignor of, or assignor of collateral and security for, all or any part of the Guaranteed Obligations, and/or by any resort or recourse to or against any collateral and security for all or any part of the Guaranteed Obligations, (ii) the invalidity, irregularity, lack of priority or unenforceability in whole or in part of any or all of the Note Documents, (iii) any counter-claim, recoupment, setoff, reduction or defense based on any claim the Issuer or the Assignor may now or hereafter have against the Trustee (other than the defense that payment in full of all amounts claimed to be due by the Trustee actually has been made), (iv) the voluntary or involuntary liquidation, dissolution, termination, merger, sale or other disposition of any of the assets and properties of the Issuer, (v) any bankruptcy, reorganization, insolvency or similar proceedings for the relief of debtors under any federal or state law by or against the Issuer, or any discharge, limitation, modification or release of liability of the Issuer by virtue of any such proceedings, (vi) any event, circumstance or matter to which the Assignor has consented pursuant to the provisions of clause (c) below, hereof, and (vii) any other event or circumstance which might otherwise constitute a legal or equitable discharge, release or defense of the Assignor or surety, whether similar or dissimilar to the foregoing (other than the defense that payment in full of all amounts claimed to be due by the Trustee actually has been made).

(c)Without notice to, or further consent of, the Assignor, the Assignor hereby agrees that the Trustee, at the direction of the Noteholder Representative, in accordance with the applicable Note Documents, may at any time and from time to time on one or more occasions (i) renew, extend, accelerate, subordinate, change the time or manner of payment or performance of, or otherwise deal with, in any manner satisfactory to the Noteholder Representative, any of the terms and provisions of, all or any part of the Guaranteed Obligations, (ii) waive, excuse, release, change, amend, modify or otherwise deal with in any manner satisfactory to the Noteholder Representative any of the provisions of any of, the Note Documents, (iii) release the Issuer, (iv) waive, omit or delay the exercise of any of its powers, rights and remedies against the Issuer or all or any of the collateral and security for all or any part of the Guaranteed Obligations, (v) release, substitute, subordinate, add, fail to maintain, preserve or perfect any of its liens on, security interests in or rights to, or otherwise deal with in any manner satisfactory to the Noteholder Representative, any collateral and security for all or any part of the Guaranteed Obligations, (vi) apply any payments of all or any of the Guaranteed Obligations received from the Issuer or any other party or source whatsoever first to late charges or other sums due and owing to the Trustee, next to accrued and unpaid interest, and then to amounts due under the Notes, the Indenture and the other Note Documents and any excess, after payment of the Guaranteed Obligations and performance of all other Guaranteed Obligations of the Issuer to the Trustee, shall be returned to the Issuer, or (vii) take or omit to take any other action, whether similar or dissimilar to the foregoing which may or might in any manner or to any extent vary the risk of the Assignor or otherwise operate as a legal or equitable discharge, release or defense of the Assignor under applicable laws.

(d)The Assignor hereby waives (i) notice of the execution and delivery of any of the Note Documents, (ii) notice of the creation of any of the Guaranteed Obligations, (iii) notice of the Trustee’s acceptance of and reliance on this Assignment, (iv) presentment and demand for payment of the Guaranteed Obligations and notice of non-payment and protest of non-payment of the Guaranteed Obligations, (v) any notice from the Trustee of the financial condition of the Issuer regardless of the Trustee’s knowledge thereof, (vi) demand for observance, performance or enforcement of, or notice of default under, any of the provisions of this Assignment or any of the Note Documents (other than such as are expressly provided for therein), and all other demands and notices otherwise required by law which the Assignor may lawfully waive, (vii) any right or claim to cause a marshalling of the assets of the Issuer, and (viii) any defense at law or in equity based on the adequacy or value of the consideration for this Assignment, the Assignor agrees not to institute any action or proceeding based on any rights of subrogation and reimbursement against the Issuer or against any collateral or security for any of the Guaranteed Obligations until the Guaranteed Obligations have been indefeasibly paid and satisfied in full. The foregoing sentence is not intended to limit the Assignor’s right to accept payments from the Issuer that are otherwise permitted under the Note Documents. The Assignor waives any and all other rights and defenses available to the Assignor by reason of any statutory provisions now or hereafter in effect in any other jurisdiction, including, without limitation, any and all rights or defenses the Assignor may have by reason of protection afforded to the Issuer or any obligor with respect to the Guaranteed Obligations pursuant to antideficiency or other laws of any state limiting or discharging the Issuer ’s or any obligor’s indebtedness (other than the defense that payment in full of all amounts claimed to be due from such parties actually has been made). The Assignor waives all rights and defenses arising out of an election of remedies by the Trustee, even if that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Assignor’s rights of subrogation and reimbursement against the Issuer.

(e)The obligations of the Assignor hereunder shall be recoverable solely out of the collateral pledged pursuant to this Assignment, and shall otherwise be without recourse to the Assignor or any of its other assets or any past, present or future, direct or indirect, partners, members or shareholders in the Assignor, except that the Trustee shall have recourse to the assets of any such person or entity if and only to the extent such person or entity has expressly assumed (other than by execution and delivery of this Assignment) or hereafter expressly assumes liability for, or has pledged (other than pursuant to this Assignment) or hereafter pledges any of its other assets as security for the performance of the Guaranteed Obligations or of the Assignor’s obligations hereunder.  Notwithstanding the preceding sentence, the Assignor (and its general partners or members) shall be jointly and severally personally liable for and to the extent of any loss suffered by the Trustee, as a result of (i) any act of fraud or willful misconduct by the Assignor, (ii) the application of any Collateral by the Assignor following an Event of Default other than as provided herein, or (iii) the failure by the Assignor to obtain the Trustee’s prior written consent to take any action otherwise proscribed by the terms of Section 3 below.  In addition, nothing herein contained shall be deemed to limit, vary, modify or amend any obligation owed to the Trustee, under any guaranty or indemnification agreement to which the Assignor is a party.

Section 2.Assignment; Security Interests.

(a)The Assignor hereby pledges, transfers and assigns to the Trustee and grants to the Trustee a security interest (the “Security Interest”) in the following described items, and in all interest received thereon, in all renewals, replacements and substitutions therefor in all accessions thereto and in all proceeds thereof in any form (the “Collateral”): all of the Assignor’s right, title and interest in and to,

(i) its membership interest in the Issuer, whether now or hereafter existing, or now or hereafter acquired, including, but not by way of limitation, (1) its interest in the income, all distributions, repayment of capital contributions, deductions, losses and tax benefits, (2) any and all loans made by the Issuer to any person or entity, (3) any other sums, payments, fees or other amounts to which the Assignor may be entitled from the Issuer as a member thereof, (4) the Operating Agreement, as it may be amended, supplemented and/or restated from time to time, (5) all voting rights of the Assignor under the operating agreement for the Issuer dated as of September 9, 2020, as it may be amended, supplemented and/or restated from time to time (the “Operating Agreement”), and (6) all books and records pertaining to any of the above described property, including, but not limited to, any computer readable memory and any computer hardware or software;

(ii)its membership interests in the four (4) separate entities identified on Schedule I hereto as the “TEBS Sponsors” (the “TEBS Sponsors”), whether now or hereafter existing, or now or hereafter acquired, including, but not by way of limitation, (1) its interest in the income, all distributions, repayment of capital contributions, deductions, losses and tax benefits, including, without limitation, all payments of principal, interest of other cash flow from the “Class B Certificates” identified on Schedule I hereto (the “Class B Certificates”) held by the TEBS Sponsors and the proceeds of any redemption or disposition of the Class B Certificates, (2) any and all loans made by the TEBS Sponsors to any person or entity, (3) any other sums, payments, fees or other amounts to which the Assignor may be entitled from the TEBS Sponsors as sole member thereof, (4) the “TEBS Sponsor Operating Agreements” identified on Schedule I hereto, as they may be amended, supplemented and/or restated from time to time (the “TEBS Sponsor Operating Agreements”), (5) all voting rights of the Assignor under the TEBS Sponsor Operating Agreements, and (6) all books and records pertaining to any of the above described property, including, but not limited to, any computer readable memory and any computer hardware or software; and

(iii) all proceeds and products of the foregoing and all accounts, contract rights and general intangibles related to the foregoing.

(b)As of the date of execution and delivery of this agreement, all distributions on the Class B Certificates are deposited by Freddie Mac on a monthly basis to the bank accounts of the TEBS Sponsors (the “Sponsor Accounts”) with Bankers Trust Company. The Assignor shall cause each TEBS Sponsor to forward all payments in respect of the Class B Certificates to the Trustee upon receipt, and the Trustee shall deposit all Class B Certificate payments, when received from the TEBS Sponsors, into the Collateral Fund established under the Indenture; provided, however, if the amount then on deposit in the Reserve Account of the Note Fund shall be less than the Reserve Amount, the Trustee shall first apply such funds to replenish the Reserve Account and shall deposit the balance, if any, in the Collateral Fund.

(c)As soon as practicable, and in any event within sixty (60) days of the date of issuance of the Notes, the Assignor shall (i) cause the TEBS Sponsors to change their payment instructions with Freddie Mac to provide for payments in respect of the Class B Certificates to be made to accounts owned by the TEBS Sponsors at the U.S. Bank National Association and (ii) to irrevocably instruct that amounts be automatically deposited with, or exclusively made available to the Trustee upon receipt.  The Trustee shall deposit all Class B Certificate payments so received into the Collateral Fund established under the Indenture.  At such time as the Assignor has established to the Initial Noteholder’s reasonable satisfaction that the payments in respect of the Class B Certificates are being made as provided in the first sentence of this Section 2(c) and so long as no other Event of Default shall have occurred and be then continuing, the Trustee, at the Initial Noteholder’s written direction, shall release the balance of any funds held in the Reserve Account of the Note Fund to or upon the direction of the Issuer.

(d)So long as no Event of Default has occurred and is then continuing, the Trustee shall hold the amounts paid in respect of the Class B Certificates in the Collateral Fund and shall, on each Interest Payment Date in respect of the Notes, (i) transfer to the Note Fund an amount needed to pay interest on the Notes due on such Interest Payment Date, (ii) transfer to the Note Fund any amounts representing principal payments under any Class B Certificates or the principal component of any payment of the redemption price of any Class B Certificates or the disposition proceeds of any Class B Certificates to the Note Fund to be applied to the mandatory redemption of the Notes on the next date for which notice of redemption can be given under the Indenture, (iii) apply funds held in the Collateral Fund to pay or reimburse any other amounts then due and owing by the Issuer under the Indenture or the Note Documents, and (iv) release the balance, if any, to or upon the direction of the Assignor. Upon the occurrence and during the continuance of an Event of Default under the Note Documents, any profits (but not losses), incomes, contributions, proceeds and any other sums, fees or amounts which the Assignor receives (or is entitled to receive) from the Issuer or the TEBS Sponsors, including any payment in respect of the Class B Certificates, will be immediately delivered by the Assignor or the Issuer, as applicable, to the Trustee as cash collateral to be held by the Trustee in the Collateral Fund established under the Indenture.  Following the occurrence of an Event of Default, the Trustee shall release the cash and interest thereon and deliver the balance thereof remaining on deposit in the Collateral Fund to the Assignor upon the payment in full of all indebtedness of the Issuer to the Trustee.

(e)The Assignor covenants that upon the occurrence and during the continuance of an Event of Default under the Note Documents, any profits (but not losses), incomes, contributions, proceeds and any other sums, fees or amounts which the Assignor receives (or is entitled to receive) from the Issuer will be immediately delivered by the Assignor or the Issuer, as applicable, to the Trustee as cash collateral to be held by the Trustee for the purpose of securing the payment and performance by the Issuer under the Indenture and the Note Documents.

(f)As satisfaction of its obligations pursuant to this Section, the Assignor agrees to deliver to the Trustee assignments in blank of all of its interest in the Issuer.  Upon termination of this Assignment as provided in Section 9 below, such assignments shall be returned by the Trustee to the Assignor without recourse, representation or warranty.

Section 3.Representations and Covenants of Assignor.

(a)The Assignor represents and warrants that it owns one hundred percent (100%) of the membership interests in the Issuer and each of the TEBS Sponsors. The Assignor represents, covenants and warrants that, prior to the date of this Agreement, it is the legal and beneficial owner of the Collateral, and, except for Permitted Liens, it has not, and will not, enter into any assignment, mortgage, pledge or other instrument which transfers or encumbers all or any part of its interest in the Issuer or in any TEBS Sponsor or all or any part of its rights to receive income, contributions, proceeds, profits or distributions thereof assigned hereby without the prior written consent of the Trustee, acting at the direction of the Noteholder Representative. For purposes of the foregoing, “Permitted Liens” shall mean the rights of Federal Home Loan Mortgage Corporation (“Freddie Mac”) in and to the Class B Certificates and certain rights with respect thereto granted under the related documents identified on Schedule I hereto with respect to each such Class B Certificate (the “TEBS Documents”), and any right Freddie Mac may have to consent to the transfer of the membership interests in the Issuer or the TEBS Sponsors or amendment of any of their organizational documents.

(b)The Assignor has provided the Noteholder Representative with true, correct and complete copies of the Operating Agreement, the TEBS Sponsor Operating Agreements, the Class B Certificates and the TEBS Documents, including all amendments and modifications thereto.  There are no material agreements or arrangements, formal or informal, which would affect the rights of the Assignor as the sole member of the Issuer and the TEBS Sponsors or the terms of the Class B Certificates and the TEBS Documents which have not been provided to the Noteholder Representative.

(c)The Assignor is duly organized, validly existing and in good standing under the laws of the state of its formation or incorporation, is in compliance with all legal requirements applicable to doing business in the states where such qualification is required, and is under no legal disability.

(d)The execution and delivery of this Assignment and the consummation of the transactions contemplated hereby (i) are within the legal power and authority of the Assignor, (ii) have been duly authorized by the Assignor, (iii) do not conflict with, or result in a breach of, any of the governing documents of the Assignor or any agreement to which the Assignor is a party or by which it or its properties are bound, (iv) do not conflict with, or result in a breach of, any of the terms, conditions or provisions of or constitute a default under any order, rule or regulation applicable to the Assignor or any of its property of any court or governmental body, and (v) do not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Assignor or under the terms of any instrument or agreement to which the Assignor is a party.

(e)No consent, authorization or approval, except such consents, authorizations or approvals as have been obtained prior to the execution and delivery of this Assignment, from any governmental, public or quasi-public body or authority of the United States or of the State of Delaware, or of any agency or subdivision of any thereof, is necessary for the issuance of the due execution, delivery and performance by the Assignor of this Assignment.

(f)This Assignment constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors’ rights or by general principles of equity, and except as enforceability may be limited by applicable securities laws or public policy.

(g)  The Assignor is entering into this Assignment freely and voluntarily with the advice of legal counsel of its own choosing, and has freely and voluntarily agreed to the terms, provisions and undertakings set forth in this Assignment.

(h)There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened against the Assignor, at law, in equity, in arbitration or before or by any court, board, commission, agency or instrumentality of any federal, state or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which involve the transactions contemplated by this Assignment.

(i)The Assignor represents that there are no defaults, or events which with the giving of notice or the passage of time, would constitute defaults on the part of any TEBS Sponsor under any of the Class B Certificates or any of the TEBS Documents.  The Assignor covenants and agrees to cause the TEBS Sponsors to comply with the provisions of the Class B Certificates and the TEBS Documents.

(j)The Assignor agrees not to amend or voluntarily permit the amendment of the Operating Agreement, any of the TEBS Sponsor Operating Agreements, or the terms of the Class B Certificates and the TEBS Documents, without in each case the prior written consent of the Noteholder Representative.

(k)The Assignor covenants and agrees not to (i) voluntarily withdraw as sole member of the Issuer or any of the TEBS Sponsors, or (ii) sell, transfer or otherwise dispose of any of its membership interests in the Issuer or any TEBS Sponsor, without in each case the prior written consent of the Noteholder Representative

Section 4.Further Assurances; Rights of Trustee, Noteholder Representative.

(a)The Assignor covenants and agrees to execute such additional documents and to take such further actions as may be reasonably required to carry out the provisions and intent of this Assignment.  The Assignor hereby grants the Trustee permission to file any and all financing statements and continuations, renewals and/or amendments thereof as the Trustee may deem necessary and/or appropriate in connection with this Assignment. For the avoidance of doubt, nothing herein shall require the Trustee to file financing statements or continuation statements, or be responsible for maintaining the security interest purported to be created as described herein (except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder or under any other Note Document) and such responsibility shall be solely that of the Assignor. Without limiting the generality of the foregoing, the Assignor hereby agrees, contemporaneously with the execution and delivery hereof,  to deliver (i) consents of the Issuer and each of the TEBS Sponsors to the pledge of the Collateral hereunder in the form attached hereto as Exhibit A, and (ii) certificates of membership interest in the Issuer and each of the TEBS Sponsors accompanied by an assignment of transfer in blank in the form attached hereto as Exhibit B.

(b)The Trustee and the Noteholder Representative shall have and the Assignor hereby irrevocably authorizes and agrees to permit, to cooperate with and to facilitate the exercise of the following rights:

(i) To inspect the Assignor’s books and records with respect to the Collateral from time to time upon reasonable notice and without notice for reasonable cause; and

(ii) To deal, without notice, with the Assignor’s successors or successors in interest with respect to this Assignment and the Guaranteed Obligations secured hereby in the same manner as with the Assignor without in any way vitiating or discharging the Assignor’s liability hereunder or upon the Guaranteed Obligations.

(c)The Assignor hereby irrevocably appoints the Trustee and any officers or agent thereof (including the Noteholder Representative), with full power of substitution the Assignor’s attorney-in-fact and proxy, coupled with an interest, with full and irrevocable power and authority in the place and stead of the Assignor to take any action and to execute any instrument deemed necessary or advisable by the Trustee or the Noteholder Representative to perfect the Trustee’s security interest in and to collection the Collateral. The powers conferred upon the Trustee by this Assignment are to protect its interest in the Collateral and shall not impose any duty upon the Trustee to exercise any such powers.  The Assignor agrees that the Trustee shall not be liable for, nor shall the indebtedness evidenced by the Guaranteed Obligations be diminished by, the Trustee’s delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.  Except as may be required by the provisions of the Indenture, the Trustee shall be under no duty to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Guaranteed Obligations, or take any steps necessary to preserve any rights against the Assignor or any other person.

Section 5.  Events of Default and Remedies Upon Default.

(a)The occurrence of any of the following events or conditions shall constitute an event of default (an “Event of Default”) and shall, at the Trustee’s election, upon the direction of the Noteholder Representative, authorize and empower the Trustee to exercise any of the Trustee’s rights and remedies hereunder or at law or in equity;

(i)Failure of the Assignor to pay, perform or observe any of the Assignor’s obligations set forth herein, if such failure shall continue for ten (10) days after written notice thereof is sent to the Assignor;

(ii)    The Issuer or any other obligor’s default, beyond applicable notice and grace periods, if any, in respect of the Notes or under the Note Documents;

(iii)  Any event of default, beyond applicable notice and grace period, if any, under the Class B Certificates or any of the TEBS Documents; or

(iv)   If foreclosure or other proceedings intended to enforce or realize upon any junior or senior security interest covering all or any part of the Collateral, including, Freddie Mac’s lien on the Class B Certificates or any interests therein, or other proceeding whereby the Assignor’s ownership or rights to possession or control of the Collateral may be threatened, should be commenced or instituted; or

(v)    Any Event of Bankruptcy with respect to the Assignor or any TEBS Sponsor.

(b)Upon and during the continuation of an Event of Default under the Note Documents, the Trustee, acting at the direction of the Noteholder Representative, shall have all rights and remedies available to it at law or in equity, including, without limitation, any one or more of the following:

(i)The right to sell the Collateral at one or more public or private sales at such price and on such terms as the Trustee at the direction of the Noteholder Representative accepts, for cash, upon or for future delivery.  Upon any such sale the Trustee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral, subject to the requirements of Freddie Mac.  Such purchaser at any such sale shall hold the Collateral sold absolutely free from any claim or right on the part of the Assignor, and the Assignor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.  The Trustee shall give the Assignor ten (10) days’ written notice by registered or certified mail, postage prepaid, return receipt requested (which the Assignor acknowledges is reasonable and sufficient), of the Trustee’s intention to make any such public or private sale.  Such notice, in the case of public sale, shall state the time and place fixed for such sale.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Trustee may fix in the notice of such sale.  The Trustee shall not be obligated to make any sale of the Collateral if it shall determine not to do so at the direction of the Noteholder Representative, regardless of the fact that notice of such sale of the Collateral may have been given.  The Trustee may, at the direction of the Noteholder Representative, upon one (1) day’s written notice, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place within which the same was so adjourned.  In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may be sold again upon like notice.

(ii)To proceed by a suit or suits at law or in equity to foreclose this Assignment and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction.

(iii)The right to appoint a receiver to operate the Issuer or any TEBS Sponsor.

(iv)Such other rights with respect to the Collateral as shall be afforded to secured parties by the U.C.C. of the State of New York, including, but not limited to, the right to setoff.

(v)To apply any proceeds of any disposition of the Collateral to the payment of expenses of the Trustee in connection with the exercise of its rights or remedies, including reasonable fees and expenses of attorneys, and any balance of such proceeds shall be applied by the Trustee as set forth in the Indenture.

(c)No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other remedy, and such remedies shall be cumulative and shall be in addition to every other remedy given hereunder and under the other Note Documents.  No delay or omission of the Trustee in exercising any right or power shall be construed to be a waiver of any default or any acquiescence therein, and every power and remedy given by this Assignment to the Trustee may be exercised from time to time as often as may be deemed expedient by the Noteholder Representative.  In addition to all other remedies provided in this Assignment, the Trustee shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions of this Assignment and to a decree compelling performance of any of the provisions of this Assignment.

Section 6.No Marshalling.  The Assignor hereby waives any right to require that the Trustee or the Issuer proceed against any real or personal property or any guaranty given as security for the Notes, whether or not existing or hereafter given, before exercising its rights and remedies with respect to the Collateral.

Section 7.Trustee Not Liable.  The Trustee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under the Collateral and the Assignor shall and does hereby agree to indemnify the Trustee for and to hold the Trustee harmless of and from any and all liability, loss or damage which it may or might incur under the Collateral or under or by reason of the assignment of the Collateral and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein or by reason of this Assignment, except for those arising from the gross negligence or willful misconduct of the Trustee.  Should the Trustee incur any such liability, loss or damage under or by reason of the assignment thereof or in the defense or any such claims or demands, the amount thereof including costs, expenses and reasonable attorneys’ fees shall be secured hereby and the Assignor shall reimburse the Trustee therefor immediately upon demand.

Section 8.Miscellaneous.

(a)This Assignment may be executed in counterparts, each of which, when taken together, shall be construed as one and the same instrument.  To the fullest extent permitted by applicable law, electronically transmitted or facsimile signatures shall constitute original signatures for all purposes hereunder.

(b)The Assignor hereby irrevocably and unconditionally waives any and all right to trial by jury in any action, suit or counterclaim arising with, out of or otherwise relating to this Assignment.

(c)All notices, demands and other communications provided for herein shall be deemed received upon personal delivery or delivery by national overnight delivery service, or three (3) Business Days following deposit in the U.S. mail, postage prepaid, first class registered or certified, to the Assignor or the Trustee at the following addresses:

The Assignor:

America First Multifamily Investors, L.P.

152 West 57th Street

4th Floor

New York, NY 10019

Attention:  Ken Rogozinski, CIO

Phone: (212) 896-9184

Email: ken.rogozinski@greyco.com

and

America First Multifamily Investors, L.P.

Suite 211

14301 FNB Parkway

Omaha, NE 68154

Attention:  Jesse Coury, CFO

Phone: (402) 952-1233

Email: Jesse.Coury@greyco.com

With a copy to (which copy shall not constitute notice to the Assignor):	Conal L. Hession Kutak Rock LLP 1650 Farnam Street Omaha, NE 68102 Phone: (402) 346-6000 Email: conal.hession@kutakrock.com
If to the Trustee:	U.S. Bank National Association 100 Wall Street, STE 600 New York, NY 10005 Attention: James W. Hall Phone: (551)427-1335 Email: james.hall2@usbank.com

(d)Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Indenture.

(e)The covenants provided for in this Assignment shall be binding upon the successors and assigns of the parties hereto, and shall inure to the benefit of the Noteholder Representative and the Holders from time to time of the Notes.

(f)This Assignment and all matters arising out of or related to this Assignment shall be governed by the laws of the State of New York, without regard to conflict of laws principles.

(g)Neither this Assignment nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing duly signed by or on behalf of the Assignor or the Trustee.

Section 9.Term and Termination.  This Assignment shall be a continuing one, and all representations, warranties, covenants, undertakings, obligations, consents, waivers and agreements of the Assignor herein shall survive the date of this Assignment and shall continue in full force and effect until the payment and performance in full of the Notes and the performance in full of the Issuer’s obligations in respect of the Notes and under the Note Documents.  Upon the payment and performance in full of the Notes and the performance in full of the Issuer’s obligations in respect of the Notes and under the Note Documents, and provided there exists no Event of Default under the Note Documents, this Assignment shall terminate. If an Event of Default shall exist and be then continuing under the Note Document, then this Assignment shall not terminate. Notwithstanding the foregoing, upon termination of this Assignment, the indemnities contained herein, including the indemnity set forth in Section 7 hereof, shall survive such termination.

[Signatures appear on next page]

IN WITNESS WHEREOF, the Assignor has duly executed this Assignment, as of the day and year first written above.

ASSIGNOR:
AMERICA FIRST MULTIFAMILY INVESTORS, L.P., a Delaware limited partnership

By:
Name:	Jesse Coury
Title:	Chief Financial Officer

SCHEDULE I

LIST OF TEBS SPONSORS, CLASS B CERTIFICATES AND RELATED DOCUMENTS

Class B Certificate Series	Sponsor Name	Date of Operating Agreement	TEBS Documents
Freddie Mac Multifamily Variable Rate Certificates Series M024	ATAX TEBS I, LLC	August 25, 2010	Bond Exchange, Reimbursement, Pledge and Security Agreement between Freddie Mac and Sponsor dated as of September 1, 2010 and the “Sponsor Documents” defined therein
Freddie Mac Multifamily M Certificates Series M-031	ATAX TEBS II, LLC	July 1, 2014	Bond Exchange, Reimbursement, Pledge and Security Agreement between Freddie Mac and Sponsor dated as of July 1, 2014 and the “Sponsor Documents” defined therein
Freddie Mac Multifamily M Certificates Series M-033	ATAX TEBS III, LLC	July 1, 2015	Bond Exchange, Reimbursement, Pledge and Security Agreement between Freddie Mac and Sponsor dated as of July 1, 2015 and the “Sponsor Documents” defined therein
Freddie Mac Multifamily M Certificates Series M-045	ATAX TEBS IV, LLC	July 1, 2018	Bond Exchange, Reimbursement, Pledge and Security Agreement between Freddie Mac and Sponsor dated as of August 1, 2018 and the “Sponsor Documents” defined therein

S-1

[Guaranty and Pledge Agreement]

EXHIBIT A

FORM OF ACKNOWLEDGEMENT AND CONSENT

_______________________, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Company”), the ____________ referred to in the foregoing Limited Guaranty, Pledge of Sole Membership Interests and Security Agreement (the “Assignment”), hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.

The Company also agrees, [if an Event of Default (as defined in the Assignment) shall occur,] to pay to the Trustee all amounts then due and thereafter as they become due to the sole member of the Company, until the Assignment is no longer in force. The Company hereby consents to the admission of the Trustee or the designee or successor or assign of the Trustee as the sole member, if any such party, upon acquiring the Collateral in the form of membership interests, desires to become a substitute sole member, and agrees to provide further written evidence of their consent at any later time if necessary or appropriate to allow or evidence the admission of a substitute sole member pursuant to the applicable provisions of its governing  documents. The Company further agrees that the Trustee will not have any of the obligations of the sole member of the Company unless the Trustee affirmatively elects to undertake such obligations by becoming the sole member in the Company in accordance with the terms of the Assignment.

September 24, 2020

[Signature appears on next page]

[NAME OF COMPANY], a Delaware limited liability company
By:		, a	, its sole member

By:
Name:
Title:

EXHIBIT B

FORM OF ASSIGNMENT OF MEMBERSHIP INTEREST

FOR VALUE RECEIVED, the undersigned

(a)

does hereby sell, assign and transfer to U.S. Bank National Association, as trustee, (i) the full legal and beneficial membership and limited liability company interest in [Name of Company], a Delaware limited liability company (the “Company”) owned by the sole member of the Company (the “Membership Interest”), standing in the name of the undersigned on the books of the Company, together with (ii) all right title and interest of the undersigned in and to the Membership Interest and its membership interest in the Company, whether now or hereafter existing, or now or hereafter acquired, including, but not by way of limitation, (1) its interest in the income, all distributions, repayment of capital contributions, deductions, losses and tax benefits, (2) any and all loans made by the Company to any person or entity, (3) any other sums, payments, fees or other amounts to which the undersigned may be entitled from the Company as a member thereof, (4) the governing documents of the Company, as it may be amended, supplemented and/or restated from time to time, (5) all voting rights and rights to participate in the management of the Company of the undersigned under the governing documents of the Company, as it may be amended, supplemented and/or restated from time to time,  (6) all books and records pertaining to any of the above described property, including, but not limited to, any computer readable memory and any computer hardware or software, (7) any and all options, warrants or rights to acquire additional or other securities if the Company, and (8) all proceeds from the sale, assignment, exchange, transfer or other disposition thereof; and

(b)

does hereby irrevocably constitute and appoint ______________________ as the undersigned’s true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Membership Interest, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated: ________________, 20___

AMERICA FIRST MULTIFAMILY INVESTORS, L.P., a Delaware limited partnership

By:
Name:	Jesse Coury
Title:	Chief Financial Officer